UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014 (March 26, 2014)
___________

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2014, Baltic Trading Limited (the “Company”), entered into a letter agreement with John C. Wobensmith to amend his employment agreement with the Company dated December 19, 2013 (the “Baltic Trading Employment Agreement”). Mr. Wobensmith serves as the Company’s President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer. The letter agreement amends the Baltic Trading Employment Agreement to incorporate the amended definition of Change of Control under Mr. Wobensmith’s employment agreement with the Company’s parent company, Genco Shipping & Trading Limited (“Genco”), dated September 21, 2007 (the “Genco Employment Agreement”) described below and to clarify the provision that provides that Mr. Wobensmith’s annual incentive award for a given year includes the grant date value of any equity awards granted for such year if a termination without cause or resignation for good reason occurs within two years of a change in control of the Company.

On March 26, 2014, Genco entered into a letter agreement with Mr. Wobensmith to amend the Genco Employment Agreement. Mr. Wobensmith serves as Genco’s Chief Financial Officer, Principal Accounting Officer, and Secretary. Such letter agreement removes exceptions in the definition of Change of Control in the Genco Employment Agreement whereby certain acquisitions of the Company’s stock or assets by Oaktree Capital Management, LLC or its affiliates would not be deemed to be a change of control of Genco. The exceptions were originally instituted at a time when an affiliate of Oaktree Capital Management, LLC was a significant shareholder of the Company and were deemed to be outdated.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated March 26, 2014 between Genco Shipping & Trading Limited and John C. Wobensmith.*

10.2	Letter Agreement dated March 26, 2014 between Baltic Trading Limited and John C. Wobensmith.*

*Incorporated by reference to the Current Report on Form 8-K filed by Genco with the U.S. Securities and Exchange Commission on March 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED

DATE: March 28, 2014

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement dated March 26, 2014 between Genco Shipping & Trading Limited and John C. Wobensmith.*

10.2	Letter Agreement dated March 26, 2014 between Baltic Trading Limited and John C. Wobensmith.*

*Incorporated by reference to the Current Report on Form 8-K filed by Genco with the U.S. Securities and Exchange Commission on March 28, 2014.